------------------------------------------------------------------------------
Description of art work on front cover of report

Solid blue box with name of Trust in upper left hand corner of page.
------------------------------------------------------------------------------





                                 ANNUAL
                                 REPORT

                           December 31, 1998

                      WRIGHT MANAGED BLUE CHIP SERIES TRUST




Wright Managed Blue Chip Series Trust is a diversified, open-end management investment company, that is designed to be the funding vehicle for insurance contracts offered by participating insurance companies. Shares of the Trust are offered exclusively to the separate accounts of such insurance companies. Two managed investment portfolios of the Trust and their investment objectives are described below:

Wright Selected Blue Chip Portfolio (WSBCP) seeks long-term capital appreciation and, as a secondary objective, reasonable, current income by investing primarily in equity securities of well-established U.S. companies that meet the invest-ment adviser's quality standards.

Wright International Blue Chip Portfolio (WIBCP) seeks long-term capital appreciation by investing primarily in equity securities of well-established, non-U.S. companies that meet the investment adviser's quality standards.





                                TABLE OF CONTENTS

-------------------------------------------------------------------------------


    Investment Objectives....Inside Front Cover
    Letter to Shareholders................... 1
    Management Discussion.....................4

    Wright Selected Blue Chip Portfolio
      Portfolio of Investments............... 6
      Financial Statements................... 8

    Wright International Blue Chip Portfolio
      Portfolio of Investments.............. 11
      Financial Statements.................. 13


    Notes to Financial Statements........... 16

                      WRIGHT MANAGED BLUE CHIP SERIES TRUST

                             LETTER TO SHAREHOLDERS
================================================================================


                                  February 1999


Dear Shareholders:

     For stock investors, the year 1998 was one of the strangest in market history. On the surface, at the level of the major market averages, 1998 was a good year: the S&P 500 Composite rewarded investors with a return of 29% during 1998, the fourth straight year of returns exceeding 20%. With 1998's gain, the S&P 500's four-year price advance grew to an unprecedented 168%. Once again, the S&P 500 easily outdistanced most stock market averages, other asset classes and virtually all fund managers for the year. Whatever the reason for its superiority, the S&P 500 drew new converts to indexing with its performance.

     But for most stocks outside of a select handful of large-cap favorites, 1998 was closer to a bear market than to a bull market. Value Line's 1,600 stock composite declined 4% and the Russell 2000 was down 3% for the year. Even within the S&P 500, a majority of stocks performed relatively poorly during 1998. Seventy-seven big stocks from the S&P 500 - today's version of the "nifty fifty" from the 1970s - contributed all of the S&P's gain in 1998. The other 423 stocks were essentially unchanged in the aggregate. Outside of the biggest 100 stocks on the S&P 500, the next 5,000 stocks in the Institutional Broker Estimate Service universe (I/B/E/S) declined over 10% (median change) in price this past year. As 1998 ended, these stocks were still off around 33% on average from their 1998 peaks, hit for the most part between April and July, prior to a period of marked weakness in global stock markets in late summer and early autumn.

     Following the worst quarter for the world's stock markets since 1990, stock prices came back strongly in the fourth quarter of 1998. Some well-timed interest rate cuts by the Federal Reserve helped to stem last fall's flight from stocks. Once the Fed indicated that it would intervene to prevent the Asian credit crunch from reaching the U.S., stock prices rebounded with their best gains since the first quarter of 1987. The Dow Jones Industrial Average added 1340 points (17%) in the fourth quarter. Most stocks participated in the rally, although the best gains were made by technology stocks and speculative internet plays, where valuations got dangerously high.

     Foreign stocks took their cue from the U.S. in the fourth quarter of 1998, rising virtually everywhere. For all of 1998, the Euro markets were strong, nearly matching U.S. returns, while Japan had a nominal gain and the rest of Asia had small declines in U.S. dollar terms. Despite a flat fourth quarter, the bond market enjoyed returns near 10% for all of 1998.

     Wild swings in investment sentiment - from July's heady optimism to the despair of August back to renewed bullishness in January 1999 - point out a new volatility in stocks. From 1991 to the middle of 1997, the U.S. stock market was a model of stability, sensibility and low volatility. But over the past 18 months, stock market fluctuations have been growing steadily. Since last August, as stock prices have regained momentum, investor confidence has grown into what appears to be full-blown euphoria in early 1999. The breadth of the rally hasn't exactly been inspiring; in fact, the advance has become more and more concentrated in technology and speculative internet stocks. Investment fundamentals remain positive today; still, one cannot help but wonder if they are so good as to warrant the highest P/E multiples in history.

     The U.S. economy continues to sail along at a good clip, with consumers showing little concern over international economic difficulties. U.S. manufacturing has been the one sector affected by the Asian recession, with a loss of nearly 300,000 factory jobs over the past nine months. Service-producing industries, on the other hand, have created 2 1/4 million new jobs over the same period, maintaining the strong positive trend in personal income. Consumer confidence remains high, although anything that erodes consumer confidence could also cause spending to slow as personal savings are rebuilt. At this stage, though, it appears more likely that the U.S. economy will lend support to the struggling economies of the world in 1999, rather than being dragged down to their levels. Some slowing in economic growth is almost certainly coming, but Wright still forecasts real GDP growth of 2 1/2% to 3%, with inflation staying low, in 1999.

     As 1999 begins, there are any number of good quality stocks that are still priced at reasonable values, and investors should be well rewarded by such holdings over the next several years. In the short run, however, the potential for a reversal in stock prices appears to be significant, particularly for today's high-flying market leaders.

     As always, it should be understood that past performance does not guarantee future results and that investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing internationally entails additional risks, such as currency fluctuations and potential political instability. The Management Discussion that follows reviews the various political and market factors affecting the investment performance of the Wright Equity Funds during 1998 and their prospects for the period ahead.

                                   Sincerely,

                                /s/ Peter M. Donovan

                                Peter M.Donovan, President

WRIGHT MANAGED BLUE CHIP SERIES TRUST

WRIGHT SELECTED BLUE CHIP PORTFOLIO
Growth of $10,000 invested 1/31/94* through 12/31/98

                                           Annual Total Return
                                       Lst 1 Yr           Since Inception
Wright Selected Blue Chip Portfolio     -2.7%                 +13.6%
Lipper Growth Funds                    +22.9%                 +18.4%
NYSE                                   +18.5%                 +20.5%

The cumulative total return of a U.S.$10,000 investment in the WRIGHT SELECTED BLUE CHIP PORTFOLIO on 1/31/94 would have grown to $18,720 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date         Wright Selected      Lipper Equity       NYSE
                Blue Chip Portfolio     Growth Funds      Index


   01/31/94        $10,000                 $10,000       $10,000

   12/31/94         $9,391                  $9,570        $9,666
   12/31/95        $11,856                 $12,520       $13,037
   12/31/96        $14,559                 $14,930       $15,894
   12/31/97        $19,230                 $18,670       $21,117
   12/31/98        $18,720                 $22,938       $25,031
--------------------------------------------------------------------------------

WRIGHT MANAGED BLUE CHIP SERIES TRUST

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO
Growth of $10,000 invested 1/31/94* through 12/31/98

                                                 Annual Total Return
                                          Lst 1 Yr          Since Inception
Wright Int'l Blue Chip Portfolio              +8.5%              +6.4%
FT World Ex U.S. Index                       +16.2%              +6.7%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO on 1/31/94 would have grown to $13,556 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date        Wright Int'l         FT World Ex U.S.
               Blue Chip Portfolio         INDEX

   01/31/94        $10,000                 $10,000

   12/31/94         $9,154                  $9,993
   12/31/95        $10,076                 $11,037
   12/31/96        $11,828                 $11,755
   12/31/97        $12,500                 $11,849
   12/31/98        $13,556                 $13,764
--------------------------------------------------------------------------------

     NOTES: *: For comparison with other averages, the investment results are shown from the first month-end since the Fund's inception. The investment results of Wright Managed Blue Chip Series Trust and Lipper's average of 1,139 Equity Growth Funds are net of all fees and expenses charged to the Funds. No fees or expenses have been deducted from the other averages. The Total Investment Return is the % return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. Past performance is not predictive of future performance.

                            MANAGEMENT DISCUSSION
================================================================================



     THE NEARLY YEAR-LONG INVESTIGATION OF PRESIDENT CLINTON, CULMINATING IN THE IMPEACHMENT PROCEEDINGS DURING THE FOURTH QUARTER, PROVIDED AN UNCERTAIN POLITICAL BACKDROP FOR THE STOCK MARKET DURING 1998. AT THE SAME TIME, FINANCIAL CRISIS IN RUSSIA AND BRAZIL, ON TOP OF ONGOING ECONOMIC WEAKNESS IN JAPAN, CONTRIBUTED TO MARKET VOLATILITY. CONTRARY TO EXPECTATIONS OF AN EXPORT-RELATED SLOWDOWN, HOWEVER, THE U.S. ECONOMY CONTINUED TO EXPAND AT A ROBUST RATE, FOR ALL OF 1998, REAL GDP GREW BY 4%, MATCHING THE STRONG GROWTH OF 1996 AND 1997.

     THE REMARKABLE RESILIENCE OF THE U.S. ECONOMY PROBABLY MEANS THAT CORPORATE PROFITS WILL RECOVER MODESTLY IN 1999, AFTER A RELATIVELY DISAPPOINTING 1998. INFLATION IS FORECAST TO REMAIN UNDER CONTROL IN THE COMING YEAR, AND THE FEDERAL RESERVE WILL PROBABLY MAINTAIN A STEADY INTEREST RATE POLICY. STOCK PRICE/EARNINGS MULTIPLES ARE HISTORICALLY HIGH, SUGGESTING THAT EQUITY RETURNS WILL BE MORE MODEST IN 1999 THAN THEY HAVE BEEN OVER THE PAST FOUR YEARS.



WRIGHT SELECTED BLUE CHIP PORTFOLIO

     The Wright Selected Blue Chip Portfolio (WSBCP) had a total return of 18.7% in the fourth quarter of 1998. The WSBCP's fourth-quarter gain lagged the 21.3% total return earned by the S&P 500 and the 23.1% return reported by the Lipper average of equity growth funds for the fourth quarter. Over all of 1998, the WSBCP fund was down 2.7% in total return, while the Lipper average returned 22.9% and the NYSE returned 18.5%.

     The domination of a relatively few large-cap and internet stocks was the story of the stock market and the laggard performance of the WSBCP during 1998. Wright's strict quality standards preclude investing in speculative issues - such as internet stocks with no earnings history. Additionally, many of the big-cap stocks that dominated the S&P 500's performance last year have risen to exorbitant P/E levels.

     In the fourth quarter, underweighting in electronics, communications and retail stocks hampered the WSBCP, although the individual securities in these groups selected for the fund did well. Overweighting in the chemical, metal products and utility industries also hurt. A big positive for the WSBCP fund in the fourth quarter was its underweighting in energy stocks, which were weak in the quarter; a strong performance by the recreation companies in the fund also helped results.

     In the past, periods of stock market dominance by a few issues (e.g., the "nifty fifty" of the early 1970s) have invariably been followed by a period in which overpriced market favorites correct to more reasonable values. Wright believes that the high-quality, reasonably priced issues held in the WSBCP are likely to fare considerably better than the overpriced stock market leaders over the next couple years. The WSBCP ended 1998 holding stocks with an average P/E multiple of 14 times expected year-ahead earnings, just half the S&P 500's forward valuation. This dramatic undervaluation has developed despite the fact that the earnings growth expected for the WSBCP stocks is as good or better than that for the S&P 500 over the next year and for the next five years.


WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO

     The Wright International Blue Chip Portfolio (WIBCP) earned a 16.8% total return in the fourth quarter of 1998, a little behind the 20.3% advance for the FT/S&P Actuaries World ex U.S. index. For all of 1998, WIBCP returned 8.5%, as compared with 16.2% for the FT/S&P World ex U.S. index. Although lagging in 1998, WIBCP topped the benchmark return in the each of the prior two years.

     Most of the WIBCP underperformance in the fourth quarter can be attributed to its underweight position in Japan, where dollar-denominated returns were boosted by the strong yen. A lagging performance by WIBCP's U.K. holdings also hurt 1998 results. In the fourth quarter, the Portfolio got good performance from its electronic and financial stocks and from its Canadian holdings. Overweight positions in such strong markets as the Netherlands, Finland, Spain and France also helped.

     As with the U.S., international markets face a lot of uncertainties in 1999. In Europe, the introduction of the euro seems to be going smoothly, but the potential for temporary dislocations adds to the risks posed by high equity valuations and slowing economic growth. The worst may be over in Asia, but there is a long way to go before its economies are again healthy. What's more, Brazil's problems are likely to cast a shadow on global markets for some time to come. More volatility is undoubtedly in store for international stock markets in 1999.

                   WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1998
================================================================================


                                Shares        Value
-------------------------------------------------------------------------------

   INVESTMENTS -- 96.4%


APPAREL -- 3.4%
Liz Claiborne................    1,400  $     44,187
VF Corp.....................     1,600        75,000
                                         -----------
                                        $    119,187
                                         -----------



AUTOMOTIVE -- 4.0%
Dana Corporation.............      800  $     32,700
Modine Mfg. Co...............    2,000        72,500
Superior Industries Int'l. Inc   1,200        33,375
                                         -----------
                                        $    138,575
                                         -----------


CHEMICALS -- 6.0%
Cooper Tire & Rubber Co......    2,600  $     53,137
Morton International Inc.....    1,300        31,850
PPG Industries, Incorporated.      900        52,425
Rohm & Haas Company..........    2,400        72,300
                                         -----------
                                        $    209,712
                                         -----------


CONSTRUCTION -- 6.7%
Jacobs Engineering Group*....    1,200  $     48,900
Southdown, Inc...............    1,320        78,128
Texas Industries Inc.........    1,400        37,713
Toll Brothers*...............    3,000        67,687
                                         -----------
                                        $    232,428
                                         -----------



DIVERSIFIED -- 3.8%
Crane Co.....................    2,700  $     81,506
Lancaster Colony Corp........    1,600        51,400
                                         -----------
                                        $    132,906
                                         -----------


DRUGS, COSMETICS & HEALTHCARE -- 4.1%
Johnson & Johnson............      800  $     67,100
Merck & Co., Inc.............      500        73,844
                                         -----------
                                        $    140,944
                                         -----------


ELECTRONICS -- 9.7%
Dallas Semiconductor.........    1,000  $     40,750
Intel Corporation............      700        82,994
International Business Machines    300        55,425
Raytheon Company.............      900        47,925
Sun Microsystems, Inc.*......    1,300       111,312
                                         -----------
                                        $    338,406
                                         -----------


FINANCIAL -- 13.3%
Ambac Financial Group, Inc...    1,300  $     78,244
BB&T Corporation.............    1,800        72,562
Compass Bancshares...........    1,000        38,062
Edwards (A.G.), Inc..........    2,850       106,163
Federal National Mort. Assoc.    1,000        74,000
Southtrust Corp..............    2,550        94,191
                                         -----------
                                        $    463,222
                                         -----------


FOOD -- 2.5%
Dean Foods Company...........      800  $     32,650
Universal Foods Corp.........    2,000        54,875
                                         -----------
                                        $     87,525
                                         -----------


MACHINERY & EQUIPMENT -- 4.7%
Caterpillar..................    1,000  $     46,000
Deere & Co...................    1,000        33,125
Ingersoll Rand Co............    1,800        84,488
                                         -----------
                                        $    163,613
                                         -----------


METAL PRODUCERS -- 1.5%
Carpenter Technology.........    1,500  $     50,906
                                         -----------

METAL PRODUCTS MANUFACTURERS -- 7.9%
Aeroquip-Vickers Inc.........    1,300  $     38,919
Kaydon Corp..................    2,400        96,150
Mueller Industries*..........    1,200        24,375
Snap-on Inc..................    1,500        52,219
Trinity Industries...........    1,600        61,600
                                         -----------
                                        $    273,263
                                         -----------



OIL, GAS & COAL -- 1.0%
ENSCO International, Inc.....    2,200  $     23,513
Nabors Inds., Inc.*..........      900        12,206
                                         -----------
                                        $     35,719
                                         -----------



PRINTING & PUBLISHING -- 3.7%
American Greetings Corp......    1,700  $     69,806
Banta Corporation............    2,200        60,225
                                         -----------
                                        $    130,031
                                         -----------


RECREATION -- 3.6%
Brinker International Inc*...    1,400  $     40,425
Brunswick Corporation........    2,000        49,500
Ryan's Family Steak Houses*..    2,900        35,887
                                         -----------
                                        $    125,812
                                         -----------


RETAILERS -- 3.6%
Ross Stores Inc..............    1,100  $     43,312
Wal-Mart Stores Inc..........    1,000        81,438
                                         -----------
                                        $    124,750
                                         -----------



TRANSPORTATION - 6.8%
Comair Holdings, Inc.........    2,550  $     86,063
U.S. Freightways Corp........    2,800        81,550
Werner Enterprises Inc.......    3,875        68,539
                                         -----------
                                        $    236,152
                                         -----------


UTILITIES -- 6.9%
Duke Energy Corp.............    1,100  $     70,469
Nipsco Industries............    2,800        85,225
SBC Communications, Inc......    1,600        85,800
                                         -----------
                                        $    241,494
                                         -----------


MISCELLANEOUS -- 3.2%
Kelly Services...............    1,800  $     57,150
Sierra Health Services, Inc*.    2,550        53,709
                                         -----------
                                        $    110,859
                                         -----------



TOTAL INVESTMENTS -- 96.4%
(identified cost, $2,797,988)           $  3,355,504


OTHER ASSETS
LESS LIABILITIES -- 3.6%                     125,650
                                         -----------


NET ASSETS -- 100.0%                    $  3,481,154
                                        ============


* Non-income-producing security.

See notes to financial statements

                       WRIGHT SELECTED BLUE CHIP PORTFOLIO
================================================================================



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1998
----------------------------------------------------------------------------


ASSETS:

   Investments --
     Identified cost....................  $2,797,988
     Unrealized appreciation............     557,516
                                           ---------
       Total value (Note 1A)............  $3,355,504

   Cash.................................     124,862
   Dividends receivable.................       2,695
   Deferred organizational costs (Note 1E)        37
                                           ---------
     Total Assets.......................  $3,483,098
                                           ---------

LIABILITIES:

   Payable for Fund shares reacquired...  $      152
   Accrued expenses.....................       1,792
                                           ---------
     Total Liabilities..................  $    1,944
                                           ---------


NET ASSETS..............................  $3,481,154
                                          ==========

NET ASSETS CONSIST OF:

Paid-in capital.........................  $2,677,994
Accumulated net realized gain on investment
   transactions.........................     215,980
Unrealized appreciation of investments..     557,516
Accumulated undistributed net investment
   income...............................      29,664
                                           ---------

   Net assets applicable to outstanding
     shares.............................  $3,481,154
                                          ==========


SHARES OF BENEFICIAL INTEREST
   OUTSTANDING..........................     248,613
                                          ==========
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST...............      $14.00
                                          ==========



                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
-------------------------------------------------------------------------------


INVESTMENT INCOME:

Income --
   Dividends............................  $  50,410
                                           ---------

Expenses --
   Investment Adviser fee (Note 3)......  $  22,530
   Administrator fee (Note 3)...........      1,734
   Compensation of Trustees not affiliated
     with the Investment Adviser or
     Administrator......................      4,842
   Custodian and transfer agent fees
    (Note 1D)...........................     12,665
   Audit................................     11,850
   Legal................................     11,642
   Printing.............................      4,781
   Amortization of organization expense
     (Note 1E)..........................      1,748
   Miscellaneous........................      1,303
                                           ---------
       Total expenses...................  $  73,095
                                           ---------


Deduct --
   Reduction of Investment Adviser
     fee (Note 3).......................  $  22,530
   Allocation of expenses to the
     Investment Adviser (Note 3)........      6,500
   Reduction of Custodian fee (Note 1D).      4,144
                                           ---------
       Total deducted...................  $  33,174
                                           ---------
       Net expenses.....................  $  39,921
                                           ---------
         Net investment income..........  $  10,489
                                           ---------


REALIZED AND UNREALIZED GAIN:

Net realized gain on investment
     transactions....................... $  216,359
Change in unrealized appreciation of
     investment.........................   (330,517)
                                           ---------
   Net realized and unrealized loss..... $ (114,158)
                                           ---------

   Net decrease in net assets from
     operations......................... $ (103,669)
                                          ==========



See notes to financial statements

                       WRIGHT SELECTED BLUE CHIP PORTFOLIO
================================================================================


                                                                           Year Ended December 31,
                                                                     -----------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                      1998                  1997
-----------------------------------------------------------------------------------------------------------------------


INCREASE IN NET ASSETS:

   From operations --
     Net investment income........................................     $   10,489         $   21,518
     Net realized gain on investment transactions.................        216,359            307,898
     Change in unrealized appreciation of investments.............       (330,517)           521,436
                                                                       ----------         ----------

       Net increase (decrease) in net assets from operations......     $ (103,669)        $  850,852

   Distributions to shareholders from net realized gain on
     investment transactions (Note 2).............................       (307,343)          (427,615)
   Undistributed net investment income included in price of shares
     sold and redeemed (Note 1F)..................................              -              8,494
   Net increase from Portfolio share transactions (exclusive of
     amounts allocated to net investment income) (Note 4).........        467,135            324,836
                                                                       ----------         ----------
       Net increase in net assets.................................     $   56,123         $  756,567


NET ASSETS:

   At beginning of year...........................................      3,425,031          2,668,464
                                                                       ----------         ----------
   At end of year.................................................     $3,481,154         $3,425,031
                                                                       ==========         ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
   INCOME.........................................................     $   29,664         $   40,694
                                                                       ==========         ===========




See notes to financial statements

                       WRIGHT SELECTED BLUE CHIP PORTFOLIO
================================================================================

                                                                 Year Ended December 31,
                                                -------------------------------------------------------------
FINANCIAL HIGHLIGHTS                               1998       1997        1996        1995       1994(5)
-------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year............. $  15.650   $ 14.000    $ 11.410    $  9.320    $ 10.000
                                                  --------    --------    --------    --------    --------

Income from Investment Operations:
  Net investment income (1).................... $   0.020   $  0.110    $  0.170    $  0.100    $  0.092
  Net realized and unrealized gain (loss)
    on investments.............................    (0.270)     3.780       2.430       2.345      (0.712)
                                                  --------    --------    --------    --------    --------

   Total income (loss) from investment
    operations................................. $  (0.250)   $  3.890    $  2.600    $  2.445     (0.620)
                                                  --------    --------    --------    --------    --------

Less Distributions to Shareholders:
  From net investment income................... $   -       $  -        $ (0.010)   $ (0.070)   $ (0.060)
  From net realized gain on investment
    transaction................................    (1.400)     (2.240)      -          (0.285)          -
                                                 --------    --------    --------    --------    --------
   Total distributions......................... $  (1.400)  $ (2.240)   $ (0.010)   $ (0.355)   $ (0.060)
                                                 --------    --------    --------    --------    --------

Net asset value, end of year................... $  14.000   $ 15.650    $ 14.000    $ 11.410    $  9.320
                                                 ========    ========    ========    ========    ========

Total Return(3)................................    (2.65%)    32.1%       22.8%       26.3%       (6.2%)

Ratios/Supplemental Data:
  Net assets, end of year (000 omitted)........ $  3,481    $   3,425   $   2,668   $   2,239   $  1,452
  Ratio of net expenses to average net assets(1)   1.27%(4)     1.30%(4)    1.27%(4)    1.60%(4)   1.15%(2)
  Ratio of net investment income to average
   net assets(1)...............................    0.30%        0.70%       1.14%       0.96%      1.16%(2)
  Portfolio Turnover Rate......................      49%          40%         68%         64%        74%

(1)During each of the periods presented, the Investment Adviser and/or the Administrator reduced their fees and the Investment Adviser was allocated a portion of the Portfolio's operating expenses. Had such actions not been undertaken, the net investment income (loss) per share and the ratios would have been as follows:

                                                   1998       1997        1996        1995       1994(5)
------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share......... $  (0.036)  $  0.030    $  0.066    $ (0.017)   $ (0.078)
                                                 ========    ========    ========    ========    ========
Ratios (As a percentage of average net assets):
  Expenses.....................................     2.11%      1.81%       1.97%       2.72%       3.30% (2)
                                                 ========    ========    ========    ========    ========
  Net investment income (loss).................    (0.54%)     0.19%       0.44%      (0.16%)     (0.99%)(2)
                                                 ========    ========    ========    ========    ========
(2) Annualized.
(3)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions,  if any, are assumed to be invested  at  the  net  asset  value  on the  reinvestment  date.  The  total investment  return  does not  reflect  expenses  that  apply to the  separate account or policies.  If these  charges had been  included,  the total return would be reduced.
(4)During the years ended  December 31,  1998,  1997,  1996 and 1995,  custodian fees were  reduced by credits  resulting  from cash  balances  the  Portfolio maintained  with the custodian  (Note 1D). The computation of net expenses to average daily net assets reported above is computed without  consideration of such credits, in accordance with reporting regulations in effect beginning in
   1995. If these credits were considered,  the ratio of expenses to average net
   assets   would  have  been  reduced  to  1.15%,   1.15%,   1.06%  and  1.15%,
   respectively.
(5) For the period from  January 6, 1994  (start of  business)  to December  31,
1994.

See notes to financial statements

                WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1998
================================================================================

                                Shares        Value
-------------------------------------------------------------------------------

 EQUITY INVESTMENTS -- 94.4%


AUSTRALIA -- 2.0%
Australian Gas & Light Co....    3,472  $     24,996
                                         -----------

AUSTRIA -- 1.6%
Bank Austria AG..............      400  $     20,325
                                         -----------


CANADA -- 9.8%
Loblaw Companies Ltd.........    1,300  $     31,655
Magna Int'l. Inc. Class A....      305        18,944
Power Financial Corp.........    1,600        35,418
Teleglobe Inc................    1,100        39,600
                                         -----------
                                        $    125,617
                                         -----------


DENMARK -- 4.3%
Novo Nordisk A/S - B.........      200  $     26,397
Orion A/S - B................    1,190        28,566
                                         -----------
                                        $     54,963
                                         -----------


FINLAND -- 1.3%
Finnlines OY.................      400  $     17,101
                                         -----------


FRANCE -- 9.0%
Alcatel......................      175  $     21,383
Axa Company FRF60............      300        43,408
Pinault-Printemps Redoute SA.      125        23,848
SAGEM SA.....................       40        26,438
                                         -----------
                                        $    115,077
                                         -----------


GERMANY -- 6.2%
BASF AG......................      650  $     24,784
Bayerische Motoren Werke AG..       39        29,919
Lufthansa AG.................    1,100        24,269
                                         -----------
                                        $     78,972
                                         -----------


IRELAND -- 2.6%
Bank of Ireland..............    1,518  $     33,281
                                         -----------



ITALY -- 6.9%
Benetton Group...............   12,000  $     24,291
Eni SPA......................    4,000        26,266
Telecom Italia Mobile........    5,000        36,934
                                         -----------
                                        $     87,491
                                         -----------



JAPAN -- 5.8%
Bridgestone Corporation......    1,000  $     22,593
Honda Motor Co., Ltd.........    1,000        32,679
Nintendo Corp. Ltd...........      200        19,202
                                         -----------
                                        $     74,474
                                         -----------



MEXICO -- 2.8%
Cemex X.A. - CPO.............    6,700  $     14,442
Telefonos de Mexico SA.......    9,000        21,807
                                         -----------
                                        $     36,249
                                         -----------


NETHERLANDS -- 19.2%
Abn Amro Holdings............    1,267  $     26,611
Akzo Dutch Ord...............      400        18,185
CSM N.V. Cert................      508        29,280
Getronics N.V................      618        30,560
Hagemeyer N.V................      813        29,655
Ing Groep N.V................      403        24,535
Numico NV....................      619        29,457
Unilever NV-CVA..............      350        29,869
Verenigde Nederlandse........      700        26,352
                                         -----------
                                        $    244,504
                                         -----------


PORTUGAL -- 2.0%
Banco Espirito Santo - Reg...      846  $     26,206
                                         -----------

SOUTH AFRICA -- 1.1%
Sasol Beperk Limited.........    1,300  $      4,911
Tiger Oats Limited...........      900         8,862
                                         -----------
                                        $     13,773
                                         -----------

SPAIN -- 5.3%
Endesa S.A...................    1,000  $     27,000
Repsol S.A...................      500        26,660
Telefonica...................      300        13,334
Telefonica de Espana.........      300           266
                                         -----------
                                        $     67,260
                                         -----------


SWEDEN -- 2.1%
Atlas Copco AB...............    1,200  $     26,290
                                         -----------


SWITZERLAND -- 6.1%
Nestle-Sponsored.............      200  $     21,770
Novartis AG-ADR..............      300        29,487
Schweizerische Rueckversich..       10        26,057
                                         -----------
                                        $     77,314
                                         -----------


UNITED KINGDOM -- 6.3%
Cable & Wireless.............    2,100  $     25,754
Kwik-Fit Holdings PLC........    3,600        28,766
Wolseley PLC.................    4,189        26,416
                                         -----------
                                        $     80,936
                                         -----------


TOTAL INVESTMENTS - 94.4%
(identified cost, $1,060,809)           $  1,204,829


OTHER ASSETS
LESS LIABILITIES - 5.6%                       71,040
                                         -----------


NET ASSETS - 100.0%                     $  1,275,869
                                         ===========



ADR - American Depositary Receipt

See notes to financial statements

                WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
================================================================================


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1998
-------------------------------------------------------------------------------


ASSETS:

   Investments --
     Identified cost....................  $1,060,809
     Unrealized appreciation...........      144,020
                                           ---------
       Total value (Note 1A)............  $1,204,829

   Cash.................................      69,553
   Foreign Cash.........................          36
   Dividends receivable.................       1,300
   Deferred organizational costs (Note 1E)        33
   Receivable from Investment Adviser...       3,550
   Receivable for foreign taxes withheld         354
                                           ---------
     Total assets.......................  $1,279,655
                                           ---------

LIABILITIES:

   Payable for Fund shares reacquired...  $       56
   Accrued expenses.....................       3,730
                                           ---------
     Total liabilities..................  $    3,786
                                           ---------


NET ASSETS..............................  $1,275,869
                                          ==========
NET ASSETS CONSIST OF:

Paid-in capital.........................   $ 988,884
Accumulated net realized gain on investment
   and foreign currency transactions....     151,308
Unrealized appreciation of investments and
   translations of assets and liabilities in
   foreign currencies...................     144,046
Accumulated undistributed net
   investment loss......................      (8,369)
                                           ---------

   Net assets applicable to outstanding
    shares.............................. $ 1,275,869
                                          ==========
SHARES OF BENEFICIAL INTEREST
   OUTSTANDING..........................     104,029
                                          ==========
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST...............      $12.26
                                          ==========



                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
-------------------------------------------------------------------------------


INVESTMENT INCOME:

Income --
   Dividends............................  $  27,517
   Less: Foreign taxes..................     (3,328)
                                           ---------
     Total investment income............  $  24,189
                                           ---------

Expenses --
   Investment Adviser fee (Note 3)......  $  11,781
   Administrator fee (Note 3)...........        803
   Compensation of Trustees not
    affiliated with the Investment
    Adviser or Administrator............      4,853
   Custodian and transfer agent fees
   (Note 1D)............................     23,593
   Audit................................     11,850
   Legal................................     11,642
   Printing.............................      9,500
   Amortization of organization expense
     (Note 1E)..........................      1,748
   Miscellaneous........................        126
                                           ---------
       Total expenses...................  $  75,896
                                           ---------

Deduct --
   Reduction of Investment
     Adviser fee (Note 3)...............  $  11,781
   Reduction of Admininstrator fee
     (Note 3)...........................        803
   Allocation of expense to the
     Investment Adviser  (Note 3).......     33,880
   Reduction of Custodian fee (Note 1D).      2,212
                                           ---------
       Total deducted...................  $  48,676
                                           ---------
       Net expenses.....................  $  27,220
                                           ---------
         Net investment loss............  $  (3,031)
                                           ---------


REALIZED AND UNREALIZED GAIN:

Net realized gain on investment and
   foreign currency transactions........  $ 156,207
Change in unrealized appreciation of investments
   and translation of assets and liabilities
   in foreign currency..................    (56,731)
                                           ---------

   Net realized and unrealized gain.....  $  99,476
                                           ---------

   Net increase in net assets from
    operations..........................  $  96,445
                                          ==========


See notes to financial statements

                    WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO
================================================================================


                                                                           Year Ended December 31,
                                                                     -----------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                      1998                  1997
-------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

   From operations --
     Net investment income (loss).................................     $   (3,031)        $    3,740
     Net realized gain on investments and foreign currency
       transactions...............................................        156,207             70,743
     Change in unrealized appreciation of investments and translation
       of assets and liabilities in foreign currency..............        (56,731)            16,476
                                                                        ----------         ----------
       Net increase in net assets from operations.................     $   96,445         $   90,959

   Distributions to shareholders from net realized gain
     on investment transactions (Note 2)..........................        (68,163)           (81,308)
   Net decrease from Portfolio share transactions (exclusive of
     amounts allocated to net investment income) (Note 4).........       (163,101)           (56,035)
                                                                        ----------         ----------
       Net decrease in net assets.................................     $ (134,819)        $  (46,384)


NET ASSETS:

   At beginning of year...........................................      1,410,688          1,457,072
                                                                        ----------         ----------

   At end of year.................................................     $1,275,869         $1,410,688
                                                                        ===========        ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS)..................................................     $   (8,369)        $    5,001
                                                                        ===========        ===========



See notes to financial statements

                    WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO
================================================================================


                                                                 Year Ended December 31,
                                              --------------------------------------------------------------
FINANCIAL HIGHLIGHTS                               1998       1997        1996        1995       1994(5)
------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year............. $  11.800   $ 11.810    $ 10.060    $  9.140    $ 10.000
                                                 --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income (loss)(1).............. $  (0.023)  $  0.032    $ (0.043)   $  0.003    $  0.031
  Net realized and unrealized gain (loss)......     1.053      0.588       1.793       0.967      (0.886)
                                                 --------    --------    --------    --------    --------

   Total income (loss) from investmen
    operations................................. $   1.030    $  0.620    $  1.750    $  0.970  $  (0.855)
                                                 --------    --------    --------    --------    --------

  Less Distributions to Shareholders:
   From net investment income.................. $  --       $ --        $ --        $ (0.005)   $ (0.005)
   In excess of net investment income..........    --         --          --          (0.013)     --
   From net realized gains on investment
    transactions...............................    (0.570)     (0.630)    --              --      --
   Tax distribution from paid-in capital.......    --         --          --          (0.032)     --
                                                 --------    --------    --------    --------    --------
   Total distributions declared to
    shareholders............................... $  (0.570)  $  (0.630)  $ --        $ (0.050) $   (0.005)
                                                 --------    --------    --------    --------    --------

Net asset value, end of year................... $  12.260   $ 11.800    $ 11.810    $ 10.060    $  9.140
                                                 ========    ========    ========    ========    ========
Total Return(3)................................     8.5%       5.7%       17.4%       10.6%       (8.1%)

Ratios/Supplemental Data:
  Net assets, end of year (000 omitted)........ $  1,276    $   1,411   $   1,457   $   1,365   $  1,229
  Ratio of net expenses to average net assets(1)   2.00% (4)    2.00%(4)    2.31%(4)    2.28% (4)  1.80% (2)
  Ratio of net investment income (loss) to average net
   assets(1)...................................   (0.21%)       0.25%     (0.42)%       0.06%      0.19% (2)
  Portfolio Turnover Rate......................      61%          94%         44%         31%         0%

(1)During each of the periods presented, the Investment Adviser and the Administrator reduced their fees, and the Investment Adviser was allocated a portion of the Portfolio's operating expenses. Had such actions not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                   1998       1997        1996        1995       1994(5)
----------------------------------------------------------------------------------------------------------

Net investment loss  per share................. $  (0.369)  $ (0.262)   $ (0.253)   $ (0.920)   $ (0.434)
                                                ========    ========    ========    ========    ========
Ratios (As a percentage of average net assets):
  Expenses.....................................     5.16%      4.30%       4.37%       4.18%       4.65% (2)
                                                ========    ========    ========    ========    ========
  Net investment loss..........................    (3.37%)    (2.05%)     (2.47%)     (1.85%)     (2.66%)(2)
                                                ========    ========    ========    ========    ========

(2) Annualized.
(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(4)During the years ended December 31, 1998, 1997, 1996 and 1995, custodian fees were reduced by credits resulting from cash balances the Portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of expenses to average net assets in each period would have been reduced to 1.85%.
(5)  For the period from January 6, 1994 (start of business) to December 31, 1994.

See notes to financial statements

                      WRIGHT MANAGED BLUE CHIP SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS

================================================================================

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Blue Chip Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of two diversified separate portfolios: Wright Selected Blue Chip Portfolio (WSBCP), and Wright International Blue Chip Portfolio (WIBCP) (the "Portfolios"). The shares of the Portfolios are sold only to variable accounts established by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market, are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the last reported bid price. Investments for which valuations are not readily available and for WIBCP investments for which material events affecting the value of such securities occurred after the closing of the exchange on which they are primarily traded but prior to the valuation of the Fund will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

     B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C. Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

     D. Expense Reduction - The Portfolios have entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     E. Deferred Organization Expenses - Costs incurred by the Portfolios in connection with their organization are being amortized on a straight-line basis over five years from the date the Portfolio commenced operations.

     F. Equalization - The WSBCP and WIBCP Portfolios follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Portfolio shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Portfolio shares.

     G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     H. Other - Investment transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolios are informed of the ex-dividend date.

     I. Forward Foreign Currency Contracts - The International Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.


(2)  DISTRIBUTIONS

     Dividends from investment income of WSBCP and WIBCP are expected to be declared annually. However, the Trustees may decide to declare dividends at other intervals. All net realized long- or short-term capital gains of each Portfolio, if any, will be declared and distributed at least annually. All distributions will be distributed in the form of additional full and fractional shares of the Portfolios and not in cash. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting treatments may result in reclassifications among various components of net assets.

     During the year ended December 31, 1998, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                               Accumulated Undistributed        Undistributed
                         Net Realized Gain (Loss) on Investment Net Investment
         Paid-In Capital   and Foreign Currency Transactions   Income (Loss)
-------------------------------------------------------------------------------

WSBCP       22,454                    (935)                        (21,519)
WIBCP       17,618                  (7,279)                        (10,339)

The changes had no effect on the net asset value per share.


(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Portfolios pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average monthly net assets which rate is adjusted as average monthly net assets exceed certain levels. The Trust also has engaged Eaton Vance Management (Eaton Vance or Administrator) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average monthly net assets which rate is reduced as average monthly net assets exceed certain levels. For the year ended December 31, 1998, the effective annual rate for advisory and administration charges for each Portfolio was as follows:

                                 WSBCP                 WIBCP

         Investment Advisory     0.65%                 0.80%
         Administration          0.05%                 0.05%

     To enhance the net income of the Portfolios, Wright and Eaton Vance reduced their fees and Wright made an assumption of a portion of each Portfolio's expenses as follows:

                                                          WSBCP        WIBCP

         Reduction of Investment Adviser fees             $22,530     $11,781
         Allocation of expense to the Investment Adviser    6,500      33,880
         Reduction of Administrator fees                       -          803

     Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Portfolio shares were as follows:

                                                       Year Ended                      Year Ended
                                                    December 31, 1998               December 31, 1997
                                                ----------------------------------------------------------
                                                 Shares        Amount            Shares         Amount
----------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip Portfolio --
     Sales..................................   271,428       $4,112,949          19,861       $  283,616
     Issued to shareholders in payment
       of distributions declared............    19,559          307,343          34,653          419,299
     Redemptions............................  (261,262)      (3,953,157)        (26,212)        (378,079)
                                               --------      ----------         --------      ----------
         Net increase.......................    29,725       $  467,135          28,302       $  324,836
                                               =========     ===========        =========     ===========

Wright International Blue Chip Portfolio  --
     Sales..................................   152,535       $1,924,884          20,821       $  237,904
     Issued to shareholders in payment
       of distributions declared............     5,243           68,163           7,439           81,308
     Redemptions............................  (173,285)      (2,156,148)        (32,123)        (375,247)
                                               --------      ----------         --------      ----------
         Net decrease.......................   (15,507)      $ (163,101)         (3,863)      $  (56,035)
                                               =========     ===========        =========     ===========



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations, for the year ended December 31, 1998, were as follows:

                       Wright Selected    Wright International
                     Blue Chip Portfolio   Blue Chip Portfolio
------------------------------------------------------------------------------

     Purchases  --     $   1,749,614         $     848,497
                         ============          ============

     Sales  --         $   1,636,275         $   1,071,489
                         ============          ============

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1998, as computed on a federal income tax basis, are as follows:

                                       Wright Selected     Wright International
                                      Blue Chip Portfolio   Blue Chip Portfolio
--------------------------------------------------------------------------------

     Aggregate cost..............       $  2,797,988          $  1,071,501
                                         ============          ============
     Gross unrealized appreciation      $    810,658          $    238,594
     Gross unrealized depreciation          (253,142)             (105,266)
                                         ------------          ------------

     Net unrealized appreciation.       $    557,516          $    133,328
                                         ============          ============


(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The Wright International Blue Chip Portfolio invests in securities issued by companies whose principal business activities are outside the United States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Trust's assets. The Trust may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(8)  LINE OF CREDIT

     The Portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Portfolio based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating portfolios at the end of each quarter. The Portfolios did not have significant borrowings or allocated fees during the year ended December 31, 1998.

(9)SUBSEQUENT EVENT

     Effective January 1,1999, Austria, Belgium, Finland, France, Germeny, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain have adopted the Euro as its common currency. Existing national currencies of these countries will be sub-currencies of the Euro until July 1, 2002, when the old currencies disappear entirely. The conversion to Euro impacts only the Wright International Blue Chip Portfolio and there is no financial statement implication as of December 31, 1998.

                          INDEPENDENT AUDITORS' REPORT




To the Trustees and Shareholders of
The Wright Managed Blue Chip Series Trust:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Blue Chip Series Trust (the "Trust") (comprising, respectively, the Wright Selected Blue Chip Portfolio and Wright International Blue Chip Portfolio series) as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the above respective Portfolios constituting The Wright Managed Blue Chip Series Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 29, 1999

         Wright Managed
         Blue Chip
         Series Trust

         ANNUAL REPORT

         Officers and Trustees of the Funds
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         Raymond Van Houtte, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         Administrator
         Eaton Vance Management
         24 Federal Street
         Boston, Massachusetts 02110

         Investment Adviser
         Wright Investors' Service
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         Custodian and Transfer Agent
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         Independent Auditors
         Deloitte & Touche LLP
         125 Summer Street
         Boston, Massachusetts 02110


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus. Shares of the Trust are only available to the separate accounts of insurance companies